Exhibit 99.1

Blaize Announces Fiscal Year 2024 Financial Results

•	Blaize solutions optimized for low-power AI processing for smart computing at the edge

•	Fueled by rising demand in existing beachhead sectors, as well as newly emerging use cases

•	Expected acceleration of revenue driven by established and growing pipeline

EL DORADO HILLS, Calif.—(BUSINESS WIRE)—March 27, 2025—Blaize Holdings, Inc. (NASDAQ:BZAI) (“Blaize”), a provider of purpose-built, transformative artificial intelligence (AI)-enabled edge computing solutions that unite software and silicon to optimize AI from the edge to the core, has released its financial results for the fiscal year ending December 31, 2024.

Blaize CEO Dinakar Munagala said, “Having successfully concluded the Company’s business combination with BurTech Acquisition Corp. in January 2025, Blaize has seen continued interest in our AI-edge compute solutions from multiple parties in the Smart Cities, defense, and automotive industries. As we continue to focus on our go-to-market strategy and the overall market’s growing demand for AI at the edge, Blaize is well-positioned to expand our customer footprint.”

Fiscal Year 2024 Financial Highlights

Results compare the year ended December 31, 2024 to the year ended December 31, 2023:

•

Net revenue for fiscal year 2024 decreased to $1.6 million from $3.9 million in the prior year. In both years, the revenues primarily reflected the recognition of strategic consulting fees received from a major European automotive OEM as part of a multi-year and multi-vendor program. Phase I was largely completed during 2024 which accounts for the decrease.

•

Net loss for fiscal year 2024 was $61.2 million, a 30% decrease from net loss of $87.6 million in the prior year. Included in 2024 were financing charges and fair value adjustments of $14.5 million related to convertible notes and warrant liabilities compared to $49.7 million for the prior year, which included a non-recurring Pay-to-Play equity financing charge.

•

Adjusted EBITDA loss, a non-GAAP measure of operating performance, reconciled to net loss below, for fiscal year 2024 was $43.3 million, compared to $30.3 million for fiscal year 2023. For a reconciliation of Adjusted EBITDA to net loss, the most directly comparable GAAP financial metric, see “Non-GAAP Financial Measures” below.

•	As of December 31, 2024, Blaize’s cash and cash equivalents were $50.2 million.

Recent Business Announcements

Our pipeline continues to expand, driven by strong and accelerating market interest in AI at the edge, and ongoing engagement with high-quality prospective customers across key sectors, including, but not limited to, Smart Cities, defense, and the automotive industry.

•	Joint technology agreement with KAIST to produce new edge AI computing applications across biomedical, neuromorphic, photovoltaics, thermoelectrics and green hydrogen

•	Partnership with alwaysAI to revolutionize real-time insights with AI Edge Computing and advanced computer vision applications

•	Partnership with VSBLTY to develop new AI-enabled hybrid technology for large-scale global safety and security solutions

•	Partnership with Turbo Federal to procure contracts to accelerate AI solutions for the U.S. Department of Defense

Financial Outlook

The following forward-looking statements are based on current expectations, and actual results may differ materially, as described below in “Cautionary Statement Regarding Forward-Looking Statements.”

	Q1 2025 Guidance	Fiscal Year 2025 Guidance
Total Revenue	$0.9 million	$19 million - $50 million
Adjusted EBITDA Loss (non- GAAP)	$15 million - $16 million	$70 million - $75 million
Stock Based Compensation	$7.7 million	~$20 million
Weighted Average Shares Outstanding	90 million	99 million

Earnings Conference Call

Dinakar Munagala, Chief Executive Officer of Blaize, and Harminder Sehmi, Chief Financial Officer of Blaize, will host a conference call at 2:00 p.m. Pacific Time today, March 27, 2025, to discuss the Company’s financial results and outlook. A live webcast will be accessible on Blaize’s investor relations website at ir.blaize.com, and an archived conference call webcast will be available on Blaize’s investor relations website for one year following the live call.

About Blaize

Blaize provides a full-stack programmable processor architecture suite and low-code/no-code software platform that enables AI processing solutions for high-performance computing at the network’s edge and in the data center. Blaize solutions deliver real-time insights and decision-making capabilities at low power consumption, high efficiency, minimal size, and low cost. Blaize has raised over $330 million from strategic investors such as DENSO, Mercedes-Benz AG, Magna, and Samsung and financial investors such as Franklin Templeton, Temasek, GGV, Bess Ventures, BurTech LP LLC, Rizvi Traverse, and Ava Investors. Headquartered in El Dorado Hills (CA), Blaize has more than 200 employees worldwide with teams in San Jose (CA) and Cary (NC), and subsidiaries in Hyderabad (India), Leeds and Kings Langley (UK), and Abu Dhabi (UAE). To learn more, visit www.blaize.com or follow us on LinkedIn and on X at @blaizeinc.

Non-GAAP Financial Measures

In addition to providing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we present Adjusted EBITDA, which is a non-GAAP financial measure. This measure is not considered a measure of financial performance or liquidity under GAAP and the items excluded therefrom are significant components in understanding and assessing our financial performance or liquidity. This measure should not be considered in isolation or as an alternative to GAAP measures such as net income (loss) or other financial statement data presented in our financial statements as an indicator of our financial performance or liquidity.

We define Adjusted EBITDA as EBITDA as further adjusted for certain items management believes are not reflective of the underlying operations of our business, including but not limited to (a) stock-based compensation; (b) non-recurring inventory cost realignments; and (c) other non-recurring charges. Net loss is the most directly comparable GAAP measure to Adjusted EBITDA.

We use Adjusted EBITDA to assess the operating results and effectiveness and efficiency of our business. We present this non-GAAP financial measure because we believe that investors consider it to be an important supplemental measure of performance, and we believe that this measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Non-GAAP financial measures as reported by us may not be comparable to similarly titled metrics reported by other companies and may not be calculated in the same manner. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP.

In reliance on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K, we have not reconciled the forward-looking Adjusted EBITDA (Non-GAAP) for the first quarter of 2025 or full fiscal year 2025 included above because we are unable to quantify certain amounts that would be required to be included in net income (loss), the most directly comparable GAAP measure, without unreasonable efforts due to the high variability and difficulty in predicting, with reasonable certainty, certain items excluded from Adjusted EBITDA. Consequently, we believe such reconciliation would imply a degree of precision that would be misleading to investors. Preparation of such reconciliations would require a forward-looking balance sheet, statement of income and statement of cash flow, prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to Blaize without unreasonable effort. For the same reasons, Blaize is unable to address the probable significance of the unavailable information. We expect the variability of these excluded items may have an unpredictable, and potentially significant, impact on our future GAAP financial results.

The following table sets forth a reconciliation of net loss to Adjusted EBITDA for the periods presented:

Dollars in Thousands	Year Ended December 31,
	2024	2023
Net Loss	(61,195)	(87,589)
Depreciation and amortization	886	2,040
Benefit from income taxes	(952)	(598)
Other expenses (1)	14,512	49,659
EBITDA	(46,749)	(36,488)
Stock based compensation	3,847	2,483
Non cash inventory cost realignment adjustments	(354)	3,681
Adjusted EBITDA	(43,256)	(30,324)

(1)	Includes but not limited to interest receivable/payable, financing charges, gains/losses on foreign exchanges and movements in fair value of convertible notes and warrants.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are based on beliefs and assumptions and on information currently available to Blaize, including statements regarding the industry in which Blaize operates, market opportunities, and product offerings. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the expected benefits of Blaize’s business combination with BurTech Acquisition Corp. (the “Business Combination”) are not obtained; (iii) the ability to continue to meet stock exchange listing standards following the consummation of the Business Combination; (iv) the risk that the Business Combination disrupts current plans and operations of Blaize as a result of the consummation of the Business Combination; (v) failure to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (vi) costs related to the Business Combination; (vii) changes in applicable law or regulations; (viii) the outcome of any legal proceedings that may be instituted against Blaize; (ix) the effects of competition on Blaize’s future business; (x) the ability of the combined company to issue equity or equity-linked securities or obtain debt financing; (xi) the enforceability of Blaize’s intellectual property rights, including its copyrights, patents, trademarks and trade secrets, and the potential infringement on the intellectual property rights of others; and (xii) those factors discussed under the heading “Risk Factors” in our Registration Statement on Form S-1/A filed with the Securities and Exchange Commission (SEC) on February 10 2025 and other documents filed by Blaize from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Blaize assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. Blaize does not give any assurance that it will achieve its expectations.

The financial projections in this release are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Blaize’s control. While such projections are necessarily speculative, Blaize believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of financial information or projections in this press release should not be regarded as an indication that Blaize, or its representatives and advisors, considered or consider the information or projections to be a reliable prediction of future events. The independent registered public accounting firm of Blaize has not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this press release and, accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this press release.

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Investors

ir@blaize.com

Media

Leo Merle

info@blaize.com

Source: Blaize Holdings, Inc.

Blaize, Inc. and Subsidiaries

Consolidated Balance Sheets

(Amounts in thousands, except share and per share data)

	December 31,
	2024	2023
Assets:
Current assets:
Cash and cash equivalents	$50,237	$3,213
Accounts receivable, net	55	11
Accounts receivable - related party	—	467
Inventories	8,561	6,522
Prepaid expenses and other current assets	14,837	2,836

Total current assets	73,690	13,049
Property and equipment, net	2,081	1,555
Deferred income tax assets	2,157	1,033
Operating lease right of use assets	1,773	2,423
Other assets	815	579

Total assets	$80,516	$18,639

Liabilities, redeemable convertible preferred stock and stockholders’ deficit:
Current liabilities:
Demand notes	$—	$4,750
Accounts payable	7,904	14,925
Accrued expenses and other current liabilities	11,996	7,464
Accrued loss on purchase commitments	603	3,588
Accrued compensation	1,613	1,938
Income tax payable	2,109	1
Current operating lease liabilities	578	569
Warrant liabilities, current portion	14,711	—
Convertible notes, current portion	148,629	14,641

Total current liabilities	188,143	47,876
Long-term operating lease liabilities	1,166	1,791
Warrant liabilities	—	3,730
Convertible notes	—	18,064
Other liabilities	1,670	391

Total liabilities	190,979	71,852
Commitments and contingencies
Redeemable convertible preferred stock - $0.00001 par value; 96,650,097 shares authorized as of December 31, 2024 and 2023, respectively; 44,494,703 shares issued and outstanding at December 31, 2024 and 2023, respectively; liquidation preference of $173,347 as of December 31, 2024 and 2023, respectively	173,347	173,347
Stockholders’ deficit:
Common stock - $0.00001 par value; 175,095,000 shares authorized as of December 31, 2024 and 2023, respectively; 17,519,999 and 17,454,353 shares issued and outstanding as of December 31, 2024 and 2023, respectively	—	—
Treasury stock, at cost: 124,225 shares at December 31, 2024 and 2023	—	—
Additional paid-in capital	145,441	141,496
Accumulated deficit	(429,251)	(368,056)

Total stockholders’ deficit	(283,810)	(226,560)

Total liabilities, redeemable convertible preferred stock and stockholders’ deficit	$80,516	$18,639

5

Blaize, Inc. and Subsidiaries

Consolidated Statements of Operations

(Amounts in thousands, except share and per share amounts)

	Year Ended
	December 31,
	2024	2023
Revenue:
Engineering services revenue - related party	$1,525	$3,840
Hardware revenue	29	16

Total revenue	1,554	3,856
Costs and expenses:
Cost of revenue (exclusive of depreciation and amortization)	579	3,656
Research and development	25,094	18,115
Selling, general and administrative	22,413	17,303
Depreciation and amortization	886	2,040
Loss on purchase commitments	—	1,165
Transaction costs	217	105

Total costs and expenses	49,189	42,384

Loss from operations	(47,635)	(38,528)
Other income (expense), net:
Pay-to-Play financing charge	—	(35,832)
Debt financing charge on convertible notes	(464)	(3,145)
Other income (expense), net	1,903	(255)
(Loss) gain on foreign exchange transactions	(228)	50
Change in fair value of convertible notes	(10,022)	(9,532)
Change in fair value of warrant liabilities	(5,701)	(945)

Total other expense	(14,512)	(49,659)

Loss before income taxes	(62,147)	(88,187)
Benefit from income taxes	(952)	(598)

Net loss	$(61,195)	$(87,589)

Net loss per share attributable to common stockholders, basic and diluted	$(3.50)	$(20.79)

Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	17,476,105	4,213,244

Blaize, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Amounts in thousands)

	December 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(61,195)	$(87,589)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	886	2,040
Noncash lease expense	649	815
Pay-to-Play financing charge	—	35,832
Debt financing charge on convertible notes	464	3,145
Stock-based compensation	3,847	2,483
Credit loss expense	570	421
Deferred income taxes	(1,124)	(107)
Change in fair value of convertible notes	10,022	9,532
Change in fair value of warrant liabilities	5,701	945
Loss on purchase commitments	—	1,165
Noncash loss on lease termination	—	(18)
Changes in operating assets and liabilities:
Accounts receivable, net	(614)	362
Accounts receivable - related party	467	639
Inventories	(2,039)	(2,186)
Prepaid expenses and other current assets	(21,630)	167
Other assets	15	64
Accounts payable and accrued liabilities	10,988	9,500
Operating lease liabilities	(616)	(854)
Income taxes payable	2,108	(590)
Accrued loss on purchase commitments	(2,985)	(3,022)
Accrued compensation	(325)	34
Other liabilities	1,279	(733)

Net cash used in operating activities	(53,532)	(27,955)

Cash flows from investing activities:
Purchases of property and equipment	(902)	(220)

Net cash used in investing activities	(902)	(220)

Cash flows from financing activities:
Payment of deferred offering costs	(4,357)	—
Proceeds from Pay-to-Play convertible notes and Common Rights Offering	—	9,425
Proceeds from convertible notes	110,718	12,300
Proceeds from short term demand notes	—	4,925
Repayment of short term demand notes	(4,750)	(176)
Proceeds from exercise of stock options	98	1

Net cash provided by financing activities	101,709	26,475

Net increase (decrease) in cash, cash equivalents and restricted cash	47,275	(1,700)
Cash, cash equivalents and restricted cash- beginning of period	3,213	4,913

Cash, cash equivalents and restricted cash- end of period	$50,488	$3,213

Components of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$50,237	$3,213
Restricted cash (included within Other Assets)	251	—

Total cash, cash equivalents and restricted cash	$50,488	$3,213

Supplemental disclosures of cash flow information:
Cash paid during the period for taxes	$223	$—
Cash paid during the period for interest	$245	$3
Supplemental disclosures of noncash investing and financing activities:
Reissuance of Shadow Preferred in Pay-to-Play Pull Through Exchange at redemption value	$—	$109,327
Operating lease asset obtained in exchange for new operating lease liabilities	$—	$1,673
Property and equipment acquired in accounts payable & accrued expenses	$510	$—
Right-of-use assets and lease liabilities extinguished upon termination of lease, net of gain	$—	$(108)
Issuance of warrants with convertible notes	$4,816	$1,690
Capitalized deferred offering costs included in accounting payable and accrued liabilities	$6,764	$1,491